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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): August 20, 1999 (August 18,
                                     1999)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               1-983                               25-0687210
      (Commission File Number)          (IRS Employer Identification No.)



 4100 Edison Lakes Parkway, Mishawaka, IN          46545-3440
 (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:        219-273-7000
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ITEM 5. OTHER EVENTS


National Steel Corporation issued a press release on August 18, 1999 announcing the dismissal of securities lawsuit. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1   Press release dated August 18, 1999.






                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NATIONAL STEEL CORPORATION

Date: August 20, 1999              By: /s/Glenn H. Gage
                                       ----------------------------------------
                                       Glenn H. Gage
                                       Senior Vice President and Chief Financial
                                       Officer